UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): January 12, 2004

COMMISSION FILE NUMBER: 001-31783

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	77-0588488
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1339 Moffett Park Drive

Sunnyvale, California 94089

408-752-0723

(Address and telephone number of registrant’s principal executive offices)

Item 5.	Other Matters.

RAE Systems Inc. (the “Company”) has prepared a presentation that will be made to investors at a series of meetings during January, 2004 and from time to time thereafter. A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

c. Exhibits

Exhibit No.	Description

99.1	Presentation for investor meetings during January, 2004 and from time to time thereafter.

99.2	Press Release dated January 12, 2004.

Item 12.	Disclosure of Results of Operations and Financial Condition.

On January 12, 2004, the Company issued a press release announcing preliminary results for 2003 and guidance for 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.2.

The information furnished in Item 12 of this Current Report on Form 8-K, including Exhibit 99.2 shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAE Systems Inc.

Date: January 12, 2004	By: /s/ Joseph Ng
Joseph Ng Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation for investor meetings during January, 2004 and from time to time thereafter.

99.2	Press Release dated January 12, 2004.

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